CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of General Metals Corporation (the “Company”) on Form 10-KSB for the period ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Parent, the President and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 15, 2006.

/s/ Stephen Parent

Stephen Parent

President and Chief Executive Officer

(Principal Executive Officer)

D/JCU/732805.1